                                             Annual Report

                                                          GLOBAL
                                                          STOCK
                                                          FUND

                                                          ----------------
                                                          OCTOBER 31, 2000
                                                          ----------------

[LOGO]

REPORT HIGHLIGHTS
--------------------------------------------------------------------------------
Global Stock Fund

 .    Global stocks fell during the past six months as a rally in defensive shares failed to compensate for a steep correction in technology stocks.

 .    The fund turned in negative results for the six-month period but posted good results for the past 12 months, thanks to U.S. stocks.

 .    Performance was ahead of both the MSCI World Index and the average returns for similar funds in both periods.

 .    Stocks in Europe and Japan suffered the worst damage while Latin America fared better because of its lack of exposure to tech shares.



UPDATES AVAILABLE

For updates on T. Rowe Price funds following the end of each calendar quarter, please see our Web site at www.troweprice.com.

FELLOW SHAREHOLDERS

Global stocks declined during the six months ended October 31, 2000. During the first half of your fund's fiscal year, Internet-related telecom, media, and technology stocks rose sharply. Leadership changed in the second half as a severe correction hit these sectors, while more defensive consumer staple, pharmaceutical, and banking stocks found their footing. The recovery in defensive issues, however, failed to compensate for the steep decline in tech stocks.

Fund performance during the past 6- and 12-month periods was negative, but surpassed both the MSCI World Index and the Lipper average for similar funds. Diversification aided performance during the year: holdings in telecom, media, and technology stocks boosted results over the year, while exposure to recovering defensive shares helped during the recent period. Our individual stock selection also lifted performance.

----------------------
PERFORMANCE COMPARISON
--------------------------------------------------------------------------------

Periods Ended 10/31/00                                    6 Months     12 Months
--------------------------------------------------------------------------------
Global Stock Fund                                           -3.27%       10.98%
MSCI World Index                                            -5.81         1.39
Lipper Global Funds Average                                 -5.25        10.26

Investors had driven tele-com, media, and technology stocks higher in 1999 and early 2000 on the expectation that their potential for powerful growth could be sustained. However, signs of moderating demand, profit warnings, and abundant new issuance finally weighed on these sectors and pushed share prices down to more realistic levels. Investors began to focus on established companies whose shares had been beaten down, including food producers, pharmaceuticals, and banks.

Broader concerns weighing on the equities markets included slower economic growth, high oil prices, and euro weakness. Economic growth eased in Europe, while in Japan the consumer sector remained weak and rising bankruptcies failed to alleviate concerns about unemployment. Economic growth in the rest of Asia was strong, although recurring worries about financial stability plagued some emerging markets.

-----------------------
CAN THE EURO ALSO RISE?
--------------------------------------------------------------------------------

Understanding why the euro has been weak helps explain why it should recover. Several factors have pushed the euro--the common currency for 11 countries in Continental Europe--down 27% since its launch on January 1, 1999. Chris Rothery, a portfolio manager at T. Rowe Price International (TRPI), thinks each of these factors could moderate or reverse in the next year.

Capital flows into the U.S. have risen sharply in recent years as European companies acquired an unprecedented number of U.S. businesses and as Europeans invested in U.S. financial assets. Both trends are moderating, however. This year's weakness in the U.S. stock market has made investment here less attractive. "The Nasdaq bubble appears to have been pricked, which should also take some steam out of the dollar," says Rothery.

The persistent strength of the U.S. economy has also hurt the euro, as it makes the U.S. a more attractive place to invest. But U.S. growth has showed signs of slowing recently, narrowing the advantage over European growth.

Higher-yielding U.S. government bonds also lured investors. Recently, however, long-term U.S. rates have declined while those in the euro zone have remained stable.

Since the euro's launch, oil prices have more than tripled, and Europe's demand for the dollars needed to pay for oil has surged. But oil prices are stabilizing and expected to trend lower.

While the Federal Reserve is respected and well established, the European Central Bank (ECB) has less than two years' experience. ECB officials have aggravated investors' uncertainty by making confusing remarks. Lately, ECB officials have become more politically astute and are expected to make more careful statements.

Though TRPI portfolio managers have been surprised by the extent of the euro's decline, they point out that markets often overshoot. It would be a mistake for U.S. investors to shun euro assets, says Rothery.

John Ford, TRPI's chief investment officer, sees Europe at an earlier stage of the economic cycle than the U.S., with greater room for productivity improvement. "If we can get into a virtuous cycle, then investors can benefit from better economic performance, higher returns on capital, and a strong chance of currency appreciation to boot," Ford says.

THE EURO VS. THE U.S. DOLLAR
--------------------------------------------------------------------------------

                                    [GRAPH]

                             [PLOT POINT TO COME]

Chart shows the euro--the common currency of 11 countries in Continental Europe--has declined steadily in value versus the U.S. dollar since its January 1, 1999, launch.

PORTFOLIO REVIEW

At the end of October, the U.S. represented 45% of net assets, up slightly from last April. Europe accounted for 29%, down from 31% in April. Within Europe, the U.K. remained the largest country exposure at 10%. We had 9% invested in Japan, down from 11% in April. In the Far East, the weighting fell from 6% to 3%, while in Latin America 2% of the portfolio was split between Mexico and Brazil. Purchases included banks with strong market positions and restructuring potential, and stocks in commercial services.

--------------------------
GEOGRAPHIC DIVERSIFICATION
--------------------------------------------------------------------------------

[PIE CHART]

United States        45%
Europe               29%
Other and Reserves   12%
Japan                 9%
Far East              3%
Latin America         2%


United States
As in many recent periods, the overall performance of U.S. stocks during the past six months did not adequately describe the dynamic trends in specific sectors. While the general market was relatively flat, individual sectors diverged wildly. Technology and telecom stocks, specifically larger-cap issues, performed very poorly as actual and perceived earnings deterioration, coupled with high price/earnings multiples, led to significant stock price declines. Noteworthy examples were Microsoft, the fund's second-largest position, Intel, Dell Computer, and WorldCom.

 .    Financial, Health Care, and Defensive Stocks
Financial stocks and selected health care issues were quite strong during the past six months. The leveling of interest rates, coupled with reasonable stock valuations and strong fundamentals, propelled stocks like the fund's largest holding, Freddie Mac, Bank of New York, Citigroup (another major holding), Waters, and UnitedHealth Group higher. In addition, several steady-earners benefited as investors voiced concerns about the effects a slowing economy might have on high-flying growth stocks. This trend was helpful to our positions in Philip Morris, Safeway, and Automatic Data Processing.

 .    Purchases and Sales
During the period, we took profits in several stocks that appreciated sharply after we bought them, as their valuations became extreme. These sales included Corning, Siebel Systems, and Ariba. We used the proceeds to buy more stable growth companies like Johnson & Johnson, Disney, and food distributor Sysco.

As the third quarter unfolded, it became evident that the U.S. economy was slowing, competition was heating up, and the strength of the dollar was having an impact on both corporate earnings and European economic progress. It also became evident that inventories were building along the technology chain, which caused a severe correction in technology and telecom stocks. While we believe this will cause earnings disruptions, we are beginning to see value in several companies in these sectors. Although the ride may be bumpy, we began to build positions in Exodus Communications, LSI Logic, and Crown Castle.

------------------
MARKET PERFORMANCE
--------------------------------------------------------------------------------

Six Months                            Local        Local Currency       U.S.
Ended 10/31/00                      Currency     vs. U.S. Dollars     Dollars
--------------------------------------------------------------------------------
France                                 0.66%          -6.99%         -6.37%
Germany                                -5.58           -6.98         -12.18
Hong Kong                             -11.74           -0.13         -11.85
Italy                                   9.53           -6.98           1.88
Japan                                 -13.51           -1.02         -14.39
Mexico                                 -0.67           -1.87          -2.53
Netherlands                             6.37           -6.98          -1.06
Norway                                 17.46           -3.80          13.00
Switzerland                             7.27           -4.32           2.65
United Kingdom                          4.74           -7.20          -2.81
United States                          -3.28               -          -3.28

Source: RIMES Online, using MSCI indices.

Europe
Sharp declines in major telecom, media, and technology stocks and the weakness of the euro impeded stock market performance in Europe. The telecoms hurt markets in Germany and France, while large telecom handset and equipment stocks Nokia and LM Ericsson had a serious impact on Finnish and Swedish markets. On the other hand, Switzerland held up better because telecom stocks are an insignificant part of the Swiss market.

 .    Telecoms
European governments began to auction off the spectrum that telecom operators need to provide third-generation, Internet-compatible mobile telephone services. In the U.K., companies paid unexpectedly high prices, and more licenses than expected were sold in Germany at generally steep prices. Telecom stocks such as British Telecom and Deutsche Telekom fell as investors worried about the high costs for services that will not be rolled out until 2002, with more players than expected in the important German market. Diversified telecoms performed significantly worse than mobile telecoms because earnings from traditional fixed-line services have fallen. Mobile telecoms, including Vodafone Group and Telecom Italia Mobile, performed far better.

 .    Technology
The challenges to telecom company growth and profitability have direct implications for technology hardware companies that have benefited from strong demand. Mobile handset suppliers, component manufacturers, and equipment and infrastructure producers declined after extended periods of extraordinary gains. Despite increasing its market share, world leading handset manufacturer Nokia, our seventh-largest holding, fell as investors worried about future growth prospects. Results of the handset businesses at LM Ericsson and Philips Electronics were disappointing, and news from other players in the market also indicated that demand for handsets was healthy but softening. A weaker outlook for handsets and reports of poor PC sales in Europe hurt businesses that produce components, such as semiconductors. European semiconductor equipment manufacturer ASM Lithography, specialized semiconductor producer STMicroelectronics, and Philips (which has a major semiconductor business) all fell. Despite excellent results and full order books, disappointments from technology companies such as Intel in the U.S. adversely affected their performance. Optical network equipment producers such as Alcatel performed better, but as the broader sector fell they also slipped lower.

 .    Media
Signs that European economic growth was slowing, contributing to weaker advertising spending, raised concerns. French broadcaster Societe Television Francaise 1 declined after a sharp rise. Dutch directory giant VNU, which owns Nielsen Research in the U.S., also gave back some earlier gains. WPP Group was weak until the end of the period largely due to initial concerns about its acquisition of U.S. advertising agency Y&R. U.K. publisher Reed International, which had performed poorly six months ago due to its lack of Internet services, rose strongly in the recent period.

 .    Financials
Strong results lifted Royal Bank of Scotland Group, a major holding, which is reaping the benefits of restructuring and cost-cutting after last year's acquisition of U.K. bank NatWest. In Italy, banks Banca Intesa and UniCredito Italiano, as well as insurer Alleanza Assicurazioni, performed well. Other European banks also made acquisitions to strengthen their market positions and leverage their expertise. Finnish/Swedish group Nordic Baltic Holding -- another strong performer --acquired Christiania Bank of Norway. Dutch banking and insurance group ING Groep acquired U.S. insurer Reliastar and Aetna's financial services businesses, giving it an inside track in U.S. life and annuity premiums. Fortis began to integrate its Dutch and Belgian businesses and announced the acquisition of a Dutch insurer.

 .    Food, Beverage, and Pharmaceuticals
Unilever, Nestle, and Diageo rose as investors sought their more predictable defensive characteristics. Anglo/Dutch Unilever acquired U.S. Bestfoods for $20 billion to create the world's second-largest food manufacturer. U.K.'s Diageo announced plans to merge its food business, Pillsbury, with General Mills in the U.S. to form the largest listed U.S. food business and the world's fourth-largest food company. Sanofi-Synthelabo, Aventis, AstraZeneca Group, and biotech company Celltech Group were among your portfolio's leading performers. Healthy sales growth and cost-cutting pushed Sanofi and Aventis higher, and AstraZeneca climbed as new drugs with encouraging prospects were approved or launched.

------------------------
INDUSTRY DIVERSIFICATION
--------------------------------------------------------------------------------

                                                       Percent     of Net Assets
                                                       4/30/00          10/31/00
--------------------------------------------------------------------------------
Services                                                 34.9%             27.1%
Finance                                                   14.6             18.8
Capital Equipment                                         21.0             18.6
Consumer Goods                                            14.1             13.6
Energy                                                     5.3              6.1
All Other                                                  1.6              4.2
Materials                                                  2.5              1.0
Reserves                                                   6.0             10.6
--------------------------------------------------------------------------------
Total                                                    100.0%           100.0%

Japan
International concerns about technology component demand, sales by foreign investors and banks, and bankruptcies of major businesses hurt

Japan's stock market. Weakness was broadly based and only a few cyclical and defensive sectors rose. Banks, pharmaceuticals, and consumer goods declined moderately, but telecom and technology stocks fell more sharply. As a result of the controversy surrounding Bridgestone's Firestone tires, the stock and its sector suffered. Your fund had only a small position in Bridgestone, which we sold shortly after the initial allegations were revealed.

 .    Banks

The bankruptcies of major companies depressed bank stocks to multi-year lows. The banks resisted some requests for debt forgiveness and the government refused to rescue a major retailer. Despite these signs of progress, Japan needs to show a greater willingness to let insolvent businesses collapse rather than prop them up with subsidies. The announced merger of Daichi Kangyo, IBJ, and Fuji Bank proceeded with the stock market listing of the newly formed holding company for the merged group, Mizuho Holdings.

 .    Technology and Consumer Electronics
Suppliers including Kyocera, Murata Manufacturing, Toshiba, and NEC announced better-than-expected results and raised their forecasts, but fears about future earnings caused their stocks to fall over the six-month period. Canon, benefiting from its success in gaining market share as its competitors struggled, outperformed the general market during the recent six months and turned in excellent results for the fiscal year. Consumer electronics giant Matsushita Electric Industrial, known for its Panasonic brand, performed strongly, but Sony fell sharply.

 .    Telecoms
Following increased pressure from the U.S., the government reduced the interconnection rates that the government-controlled Nippon Telegraph & Telephone (NTT) charges other companies. Concerns that this will increase competition and reduce NTT's revenues spurred the company to expand its international interests and acquire U.S. Web host Verio. NTT's mobile subsidiary, NTT DoCoMo, outstripped forecasts as the number of its Internet subscribers climbed to 12 million. NTT DoCoMo also expanded abroad, buying stakes in Dutch and U.K. mobile telecom operators, signing a strategic alliance with AOL, and acquiring control of AOL's Japanese subsidiary.

Far East
Strong oil prices and slowing global growth hurt markets across the Pacific. High levels of stock issuance planned for the coming quarters also dampened regional performance. Local problems added to the pressure on South Korea, Taiwan, and to a lesser extent India. Economic data and company results were mostly equal to or above expectations. However, other negative factors prevented telecom, media, and technology stocks from maintaining earlier peaks. Over the six-month period, banks rose as concerns about U.S. interest rate hikes subsided.

 .    Telecom and Media
Telecom stock China Mobile (Hong Kong) reported better-than-expected results, and the company's subscriber numbers continued to climb sharply. The advent of mobile telecom services, marketed in ways that are affordable to the Chinese population, has opened vast markets. Hong Kong-based Internet company Pacific Century CyberWorks acquired Hong Kong's largest telecom and formed a joint venture with Australian telecom Telstra. Conglomerate Hutchison Whampoa and its parent Cheung Kong Holdings reported robust earnings.

 .    Technology
Technology stocks including Samsung Electronics and Taiwan Semiconductor Manufacturing (TSMC) struggled due to indications of slower demand for mobile handset components, weak PC sales, and falling semiconductor prices. Following earlier shortages, manufacturers over-ordered components, but demand failed to meet expectations and prices fell. Despite strong results from Samsung and TSMC, negative sentiment about the outlook drove share prices lower.

Latin America
Mexican and Brazilian markets performed better than most international markets, largely because of the lack of technology stocks. Mexico's banks and Brazil's energy companies performed strongly. The Mexican government promoted banking reforms, and the acquisition of Mexican banks by foreign banks fostered confidence in Mexico's banking system. Brazil's leading energy group, Petroleo Brasileiro (Petrobras), capped off a buoyant six months by announcing a significant oil discovery. Mexico's dominant telecom, Telefonos de Mexico (Telmex), split its business into mobile and fixed-line divisions. The good news was balanced by a government decision to cut fixed-line rates that Telmex can charge and to increase competition in the industry.


INVESTMENT OUTLOOK

Going forward, we see a smooth economic landing for the U.S. in 2001. Earnings could continue to disappoint investors, yet interest rates should decline further, creating a positive environment for equities as companies with steady earnings are likely to be rewarded. In Europe, increasing management focus on returns and fiscal reforms should aid earnings growth. The backdrop for stocks should also improve as interest rates and oil prices peak, and the undervalued euro begins to recover.

In Japan, the economic environment is more challenging, but valuations are moving toward the bottom of their recent ranges. Although it is difficult to see a short-term catalyst for the Japanese stock market, the downside appears limited. Elsewhere in Asia, further market liberalization, structural reforms, and improved corporate governance are essential if the region's superior long-term economic growth is to translate into strong stock market performance. The recent period of greater political stability and economic health bode well for Mexico and Brazil.

Internationally, economies have been slowing, but we expect them to improve by the second half of 2001. Technology sector earnings growth is likely to ease from recent peaks but should remain significantly above that of other sectors. Due to the short-term uncertainty about economic growth, oil prices, technology trends, and the direction of the euro, markets could continue to be weak or volatile. However, we expect these factors to mitigate in coming months and remain cautiously optimistic about the prospects for the fund in the year ahead.


Respectfully submitted,


/S/John R. Ford

John R. Ford
President, T. Rowe Price International Funds, Inc.
November 24, 2000

T. ROWE PRICE GLOBAL STOCK FUND
--------------------------------------------------------------------------------



--------------------
PORTFOLIO HIGHLIGHTS
--------------------------------------------------------------------------------

TWENTY-FIVE LARGEST HOLDINGS
                                                                     Percent of
                                                                     Net Assets
                                                                       10/31/00
--------------------------------------------------------------------------------
Freddie Mac, United States                                                 1.6%
Microsoft, United States                                                   1.6
Pfizer, United States                                                      1.4
Cisco Systems, United States                                               1.4
Vodafone Group, United Kingdom                                             1.4
--------------------------------------------------------------------------------
GE, United States                                                          1.3
Nokia, Finland                                                             1.2
Citigroup, United States                                                   1.1
Royal Bank of Scotland Group, United Kingdom                               1.1
Glaxo Wellcome, United Kingdom                                             1.0
--------------------------------------------------------------------------------
First Data, United States                                                  0.9
Exxon Mobil, United States                                                 0.9
TotalFinaElf, France                                                       0.9
Shell Transport & Trading, United Kingdom                                  0.8
USX-Marathon, United States                                                0.8
--------------------------------------------------------------------------------
Reed International, United Kingdom                                         0.7
Vivendi, France                                                            0.7
Safeway, United States                                                     0.7
America Online, United States                                              0.7
Fannie Mae, United States                                                  0.7
--------------------------------------------------------------------------------
Banca Intesa, Italy                                                        0.7
Bank of New York, United States                                            0.7
Philips Electronics, Netherlands                                           0.7
Canon, Japan                                                               0.7
American Home Products, United States                                      0.7
--------------------------------------------------------------------------------
Total                                                                     24.4%

Note: Table excludes reserves.

T. ROWE PRICE GLOBAL STOCK FUND
--------------------------------------------------------------------------------

----------------------
PERFORMANCE COMPARISON
--------------------------------------------------------------------------------
This chart shows the value of a hypothetical $10,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with benchmarks, which may include a broad-based market index and a peer group average or index. Market indexes do not include expenses, which are deducted from fund returns as well as mutual fund averages and indexes.

GLOBAL STOCK FUND
--------------------------------------------------------------------------------

[GRAPH]
[PLOT POINT TO COME]

------------------------------------
AVERAGE ANNUAL COMPOUND TOTAL RETURN
--------------------------------------------------------------------------------

This table shows how the fund would have performed each year if its actual (or cumulative) returns for the periods shown had been earned at a constant rate.

                                                             Since    Inception
Periods Ended 10/31/00             1 Year     3 Years    Inception         Date
--------------------------------------------------------------------------------
Global Stock Fund                  10.98%      15.87%       16.17%     12/29/95

Investment return and principal value represent past performance and will vary. Shares may be worth more or less at redemption than at original purchase.

T. ROWE PRICE GLOBAL STOCK FUND
--------------------------------------------------------------------------------

--------------------
FINANCIAL HIGHLIGHTS              For a share outstanding throughout each period
--------------------------------------------------------------------------------

                                           Year                                        12/29/95
                                          Ended                                         Through
                                       10/31/00    10/31/99   10/31/98    10/31/97     10/31/96
NET ASSET VALUE
Beginning of period                   $   16.77    $  14.03   $  13.01    $  11.35    $ 10.00
Investment activities
   Net investment income (loss)            0.02*       0.05*      0.09*       0.06*      0.05*
   Net realized and
   unrealized gain (loss)                  1.80        3.24       1.52        1.84       1.30
   Total from
   investment activities                   1.82        3.29       1.61        1.90       1.35
Distributions
   Net investment income                  (0.06)      (0.10)     (0.06)      (0.06)         -
   Net realized gain                      (0.49)      (0.45)     (0.53)      (0.18)         -
   Total distributions                    (0.55)      (0.55)     (0.59)      (0.24)         -

NET ASSET VALUE
End of period                         $   18.04    $  16.77   $  14.03    $  13.01   $  11.35
                                      =======================================================

Ratios/Supplemental Data
Total return /\                          10.98%*     24.17%*    12.89%*     16.98%*    13.50%*
Ratio of total expenses to
average net assets                        1.20%*      1.20%*     1.20%*      1.30%*     1.30%*+
Ratio of net investment
income (loss) to average
net assets                                0.15%*      0.40%*     0.76%*      0.68%*     0.88%*+
Portfolio turnover rate                   71.5%       37.5%      47.1%       41.8%      50.0%+
Net assets, end of period
(in thousands)                        $ 107,459    $ 73,837   $ 44,116    $ 32,020   $ 14,916

/\ Total return reflects the rate that an investor would have earned on an investment in the fund during each period, assuming reinvestment of all distributions.
* Excludes expenses in excess of a 1.30% voluntary expense limitation in effect through 10/31/97 and a 1.20% voluntary expense limitation in effect through 10/31/01.
+    Annualized


The accompanying notes are an integral part of these financial statements.

T. ROWE PRICE GLOBAL STOCK FUND
--------------------------------------------------------------------------------
                                                                October 31, 2000

-----------------------
STATEMENT OF NET ASSETS                                   Shares         Value
--------------------------------------------------------------------------------
                                                                    In thousands
AUSTRALIA 0.6%
Common Stocks 0.3%
Brambles Industries                                         5,000     $     130
Telstra                                                    46,375           151
                                                                      ---------
                                                                            281
                                                                      ---------
Preferred Stocks 0.3%
News Corporation                                           36,173           324
                                                                            324
                                                                      ---------
Total Australia (Cost $637)                                                 605
                                                                      ---------
BELGIUM 0.2%
Common Stocks 0.2%
Fortis B (EUR)                                              6,774           208
                                                                      ---------
Total Belgium (Cost $177)                                                   208
                                                                      ---------

BERMUDA 1.2%
Common Stocks 1.2%
ACE Limited                                                18,000           706
Tyco                                                       10,300           584
                                                                      ---------
Total Bermuda (Cost $573)                                                 1,290
                                                                      ---------


BRAZIL 0.7%
Common Stocks 0.3%
Petroleo Brasileiro (Petrobras) ADR (USD) *                 2,100            61
Telebras ADR (USD)                                          3,950           289
                                                                      ---------
                                                                            350
                                                                      ---------
Preferred Stocks 0.4%
Petroleo Brasileiro (Petrobras)                            13,707           364
                                                                      ---------
                                                                            364
                                                                      ---------
Total Brazil (Cost $627)                                                    714
                                                                      ---------

CANADA 1.0%
Common Stocks 1.0%
Celestica (USD) *                                           5,808           417
Nortel Networks (USD)                                      11,500           523

T. ROWE PRICE GLOBAL STOCK FUND
--------------------------------------------------------------------------------

                                                          Shares         Value
--------------------------------------------------------------------------------
                                                                    In thousands

Nortel Networks                                             3,240      $    147
                                                                       --------
Total Canada (Cost $1,002)                                                1,087
                                                                       --------

FINLAND 1.2%
Common Stocks 1.2%
Nokia (EUR)                                                31,151         1,282
                                                                       --------
Total Finland (Cost $729)                                                 1,282
                                                                       --------


FRANCE 5.0%
Common Stocks 5.0%
Alcatel (EUR)                                               7,705           470
Altran Technologies (EUR)                                     380            78
Aventis (EUR)                                               7,255           523
Aventis (DAX Exchange) (EUR)                                1,125            81
AXA (EUR)                                                   4,424           586
BNP Paribas (EUR)                                           5,700           491
Bouygues (EUR)                                              1,950            99
Canal Plus (EUR)                                              280            41
Legrand (EUR)                                                 970           156
Sanofi-Synthelabo (EUR)                                     7,510           395
Societe Generale (EUR)                                      1,532            87
Societe Television Francaise 1 (EUR)                        7,770           424
STMicroelectronics (EUR)                                    5,010           253
TotalFinaElf (Class B) (EUR)                                6,442           922
Vivendi (EUR)                                              10,898           783
                                                                       --------
Total France (Cost 4,241)                                                 5,389
                                                                       --------

GERMANY 1.6%
Common Stocks 1.6%
Allianz (EUR)                                               1,000           339
Bayerische Hypo-und Vereinsbank (EUR)                       6,167           339
Deutsche Bank (EUR)                                         5,220           427
E.On (EUR)                                                  4,070           207
SAP (EUR)                                                   2,420           398
                                                                       --------
Total Germany (Cost $1,654)                                               1,710
                                                                       --------

T. ROWE PRICE GLOBAL STOCK FUND
--------------------------------------------------------------------------------
                                                          Shares         Value
--------------------------------------------------------------------------------
                                                                    In thousands

HONG KONG 1.1%
Common Stocks 1.1%
Cheung Kong Holdings                                       27,000      $    299
China Mobile (Hong Kong) *                                 57,000           365
Hutchison Whampoa                                          33,200           413
Pacific Century CyberWorks *                              113,595            87
                                                                       --------
Total Hong Kong (Cost $816)                                               1,164
                                                                       --------

INDIA 0.3%
Common Stocks 0.3%
Global Tele-Systems *                                       6,000           135
Hindustan Lever                                            30,000           114
ICICI Limited                                              25,000            40
ICICI Limited ADR (USD)                                     6,952            66
                                                                       --------
Total India (Cost $557)                                                     355
                                                                       --------

IRELAND 0.1%                                                2,084           105
                                                                       --------
Common Stocks 0.1%                                                          105
                                                                       --------

SmartForce ADR (USD) *
Total Ireland (Cost $59)

ITALY 2.8%
Common Stocks 2.8%
Alleanza Assicurazioni (EUR)                               18,000           239
Assicurazioni Generali (EUR)                                2,000            66
Banca Intesa (EUR)                                        180,497           749
Bipop-Carire (EUR)                                         26,000           205
ENI (EUR)                                                  55,609           301
Mediolanum (EUR)                                           13,230           194
Olivetti (EUR)                                             97,657           296
Telecom Italia (EUR)                                       14,271           165
Telecom Italia Mobile (EUR)                                49,000           417
UniCredito Italiano (EUR)                                  69,825           355
                                                                       --------
Total Italy (Cost $2,449)                                                 2,987
                                                                       --------

T. ROWE PRICE GLOBAL STOCK FUND
--------------------------------------------------------------------------------

                                                          Shares         Value
--------------------------------------------------------------------------------
                                                                    In thousands

JAPAN 8.9%
Common Stocks 8.9%
Canon                                                      18,000    $      714
Fanuc                                                       6,500           584
Fuji Television Network                                        20           220
Fujitsu                                                    10,000           178
Furukawa Electric *                                         7,000           184
Kyocera                                                     4,100           534
Marui                                                      10,000           148
Matsushita Communication Industrial                           700            92
Matsushita Electric Industrial                             19,000           552
Mitsui Fudosan                                             29,000           351
Mizuho Holdings *                                              66           508
Murata Manufacturing                                        3,900           467
NEC                                                        23,000           438
Nippon Telegraph & Telephone                                   57           519
Nomura Securities                                          29,000           615
NTT DoCoMo                                                     15           370
Seven-Eleven Japan                                          7,000           455
Shin-Etsu Chemical                                          4,000           164
Shiseido                                                    8,000           103
Softbank                                                    1,500            90
Sony                                                        8,600           687
Sumitomo                                                   13,000           114
Sumitomo Bank                                              30,000           364
Tokyo Electron                                              2,600           204
Toshiba                                                    53,000           379
Yamanouchi Pharmaceutical                                  11,000           498
                                                                       --------
Total Japan (Cost $8,505)                                                 9,532
                                                                       --------

MEXICO 0.9%
Common Stocks 0.9%
Femsa UBD Units
  (Represents 1 Series B and 4 Series D shares)            31,460           120
Grupo Televisa GDR (USD) *                                  8,023           434
Telefonos de Mexico (Telmex) (Class L) ADR (USD)            7,470           403
                                                                       --------
Total Mexico (Cost $780)                                                    957
                                                                       --------

T. ROWE PRICE GLOBAL STOCK FUND
--------------------------------------------------------------------------------

                                                          Shares         Value
--------------------------------------------------------------------------------
                                                                    In thousands

NETHERLANDS 2.9%
Common Stocks 2.9%
ASM Lithography (EUR) *                                     9,600       $   262
Fortis (EUR)                                               10,580           323
ING Groep (EUR)                                             9,610           660
KPN (EUR)                                                      26             1
Philips Electronics (EUR)                                  18,758           737
Royal Dutch Petroleum (EUR)                                 6,280           373
VNU (EUR)                                                  12,540           591
Wolters Kluwer (EUR)                                        7,396           166
                                                                       --------
Total Netherlands (Cost $2,700)                                           3,113
                                                                       --------

SINGAPORE 0.9%
Common Stocks 0.9%
DSB Group Holdings                                          5,000            59
Flextronics (USD) *                                        18,200           691
United Overseas Bank                                       31,232           231
                                                                       --------
Total Singapore (Cost $662)                                                 981
                                                                       --------

SOUTH KOREA 0.3%
Common Stocks 0.3%
Korea Telecom ADR (USD)                                     5,100           188
Samsung Electronics                                         1,301           163
                                                                       --------
Total South Korea (Cost $387)                                               351
                                                                       --------

SPAIN 1.2%
Common Stocks 1.2%
Banco Bilbao Vizcaya Argentaria (EUR)                      27,389           365
Banco Santander Central Hispano (EUR)                      30,339           294
Empresa Nacional de Electricidad (EUR)                     15,296           249
Telefonica (EUR) *                                         13,553           258
Telefonica ADR (USD) *                                      2,115           123
                                                                       --------
Total Spain (Cost $1,233)                                                 1,289
                                                                       --------

T. ROWE PRICE GLOBAL STOCK FUND
--------------------------------------------------------------------------------

                                                          Shares         Value
--------------------------------------------------------------------------------
                                                                    In thousands

SWEDEN 1.7%
Common Stocks 1.7%
Hennes & Mauritz (Class B)                                  8,420      $    158
LM Ericsson (Class B) *                                    52,880           704
Nordic Baltic Holding *                                    35,103           263
Nordic Baltic Holding (DKK)                                 3,557            27
Securitas (Class B)                                        31,490           671
                                                                       --------
Total Sweden (Cost $1,818)                                                1,823
                                                                       --------

SWITZERLAND 1.8%
Common Stocks 1.8%
ABB                                                         1,588           141
ABB (SEK)                                                   1,248           111
Adecco                                                        346           239
Credit Suisse Group                                         1,320           248
Nestle                                                        300           622
Roche Holdings                                                 23           210
UBS                                                         2,782           385
                                                                       --------
Total Switzerland (Cost $1,640)                                           1,956
                                                                       --------

TAIWAN 0.3%
Common Stocks 0.3%
Hon Hai Precision                                          21,600           113
Taiwan Semiconductor Manufacturing *                       61,129           185
                                                                       --------
Total Taiwan (Cost $333)                                                    298
                                                                       --------

UNITED KINGDOM 10.1%
Common Stocks 10.1%
AstraZeneca Group                                          10,196           480
Autonomy Corporation *                                      1,000            51
Baltimore Technologies *                                    5,000            38
BP Amoco                                                   29,000           246
British Telecom                                            17,000           200
Cable & Wireless                                           48,800           692
Celltech Group *                                            7,000           141

T. ROWE PRICE GLOBAL STOCK FUND
--------------------------------------------------------------------------------

                                                          Shares         Value
--------------------------------------------------------------------------------
                                                                    In thousands

Diageo                                                     30,426      $    287
Electrocomponents                                           7,000            70
Glaxo Wellcome                                             38,700         1,115
Granada Compass *                                          67,370           584
Hays                                                       24,000           131
HSBC Holdings (HKD)                                        14,400           200
Kingfisher                                                 23,800           143
Marconi                                                    23,400           296
Reckitt Benckiser                                           5,000            66
Reed International                                         86,000           791
Rio Tinto                                                  18,000           291
Royal Bank of Scotland Group                               51,536         1,157
Shell Transport & Trading                                 110,000           886
SmithKline Beecham                                         46,300           598
Standard Chartered                                         18,000           260
Tomkins                                                    48,372           116
Vodafone Group                                            359,523         1,502
WPP Group                                                  43,000           579
                                                                       --------
Total United Kingdom (Cost $10,520)                                      10,920
                                                                       --------

UNITED STATES 44.6%
Common Stocks 44.6%
Affiliated Computer Services (Class                         8,000           445
A) *
Altera *                                                   10,400           425
ALZA *                                                      5,000           405
America Online *                                           15,400           777
American Home Products                                     11,200           711
Analog Devices *                                            3,900           253
Applied Materials *                                         8,300           441
Applied Micro Circuits *                                    2,000           153
Ariba *                                                     1,800           227
AT&T Liberty Media (ClassA) *                              32,100           578
Automatic Data Processing                                  10,000           653
AXA Financial                                               9,000           487
Baker Hughes                                               19,000           653
Bank of New York                                           12,900           743
Baxter International                                        6,000           493

T. ROWE PRICE GLOBAL STOCK FUND
--------------------------------------------------------------------------------

                                                          Shares         Value
--------------------------------------------------------------------------------
                                                                    In thousands

Bristol-Myers Squibb                                        5,400      $    329
Capital One Financial                                       5,700           360
Circuit City Stores                                         5,000            66
Cisco Systems *                                            28,000         1,508
Citigroup                                                  22,964         1,208
Clear Channel Communications *                              6,200           372
Coca-Cola                                                   9,000           543
Comcast (Class A Special) *                                12,100           493
Comverse Technology *                                       1,062           119
Concord EFS *                                              17,000           702
Corning                                                     4,100           314
Crown Castle *                                             11,200           340
Danaher                                                     5,000           316
Dell Computer *                                            23,600           695
Disney                                                     17,000           609
El Paso Energy                                              4,000           251
Electronic Arts *                                           5,800           290
EMC                                                         3,000           267
Exodus Communications *                                     9,000           302
Exxon Mobil                                                10,704           955
Fannie Mae                                                  9,900           762
First Data                                                 20,000         1,003
Firstar                                                    10,600           209
Freddie Mac                                                28,600         1,716
GE                                                         25,800         1,414
Gillette                                                    7,300           255
Goldman Sachs Group                                         2,000           200
Hartford Financial Services Group                           5,500           409
Hewlett-Packard                                             8,800           409
Home Depot                                                 11,750           505
Intel                                                      13,400           602
JDS Uniphase *                                              3,500           285
Johnson & Johnson                                           6,000           553
Juniper Networks *                                            700           137
Kimberly-Clark                                              2,500           165
KLA-Tencor *                                                5,000           169
Kroger *                                                   23,400           528

T. ROWE PRICE GLOBAL STOCK FUND
--------------------------------------------------------------------------------

                                                          Shares         Value
--------------------------------------------------------------------------------
                                                                    In thousands

Loew's Companies                                            5,000     $     228
Loews Corporation                                           3,000           273
LSI Logic *                                                14,500           477
Macromedia *                                                4,000           309
Maxim Integrated Products *                                 3,000           199
Mellon Financial                                           11,700           564
Merck                                                       6,300           567
Microsoft *                                                24,700         1,702
Morgan Stanley Dean Witter                                  6,700           538
Nextel Communications *                                    10,200           390
Omnicom Group                                               4,600           424
Oracle *                                                   15,000           495
PepsiCo                                                    10,900           528
Pfizer                                                     35,650         1,540
Pharmacia                                                   7,000           385
Philip Morris                                              15,200           557
PMC-Sierra *                                                1,000           170
Providian Financial                                         4,000           416
Safeway *                                                  14,300           782
Schering-Plough                                             6,900           357
Siebel Systems *                                            2,700           283
Silicon Storage Technology *                               11,000           251
Solectron *                                                14,200           625
Sprint PCS *                                                9,700           370
State Street                                                2,000           249
Sun Microsystems *                                          3,000           333
Sysco                                                      11,000           574
Target                                                     16,000           442
Texas Instruments                                           4,500           221
United Technologies                                         5,500           384
UnitedHealth Group                                          6,500           711
USX-Marathon                                               30,900           840
VERITAS Software *                                          2,000           282
Verizon Communications                                      6,954           402
Viacom (Class B) *                                         11,497           654
Waddell & Reed Financial (Class A)                         10,000           319
Wal-Mart                                                   12,000           544

T. ROWE PRICE GLOBAL STOCK FUND
--------------------------------------------------------------------------------

                                                          Shares         Value
--------------------------------------------------------------------------------
                                                                    In thousands

Waters *                                                    3,300    $      239
Wellpoint Health                                            4,500           526
Networks *
Wells Fargo                                                15,000           695
Western Wireless *                                         13,000           617
WorldCom *                                                 13,150           312
XO Communications *                                        10,000           339
                                                                     -----------
Total United States (Cost $37,945)                                       47,917
                                                                     -----------
SHORT-TERM INVESTMENTS 9.2%

Money Market Funds 9.2%
Reserve Investment Fund, 6.68%#                         9,934,424         9,934
                                                                     -----------
Total Short-Term Investments (Cost $9,934)                                9,934
                                                                     -----------

Total Investments in Securities
98.6% of Net Assets (Cost $89,978)                                   $  105,967

Futures Contracts
In thousands
                                                    Contract  Unrealized
                                         Expiration  Value    Gain (Loss)
                                         ---------- --------  ----------

Long, 12 FTSE 100 Index contracts,
$52,276 of cash pledged as initial margin  12/00  $  1,130 $    (13)

Long, 7 DAX Index contracts,
$53,399 of cash pledged as initial margin  12/00     1,058        4

Long, 15 Nikkei 225 Index contracts,
$68,688 of cash pledged as initial margin  12/00       997     (127)

Net payments (receipts) of variation
margin to date                                                   169
                                                            ---------
Variation margin receivable
(payable) on open futures contracts                                          33

Other Assets Less Liabilities                                             1,459
                                                                       ---------

NET ASSETS                                                           $  107,459
                                                                     -----------

T. ROWE PRICE GLOBAL STOCK FUND
--------------------------------------------------------------------------------
                                                                        Value
--------------------------------------------------------------------------------
                                                                    In thousands
Net Assets Consist of:
Accumulated net investment income - net of distributions              $      98
Accumulated net realized gain/loss - net of distributions                 4,609
Net unrealized gain (loss)                                               15,836
Paid-in-capital applicable to 5,958,073 shares of $0.01 par
value capital stock outstanding; 2,000,000,000 shares
of the Corporation authorized                                            86,916
                                                                      ----------
NET ASSETS                                                            $ 107,459
                                                                      ==========
NET ASSET VALUE PER SHARE                                             $   18.04
                                                                      ==========

*    Non-income producing
#    Seven-day yield
ADR  American depository receipt
EUR  Euro
DKK  Danish krone
GDR  Global depository receipt
HKD  Hong Kong dollar
SEK  Swedish krona
USD  U.S. dollar

The accompanying notes are an integral part of these financial statements.

T. ROWE PRICE GLOBAL STOCK FUND
--------------------------------------------------------------------------------

-----------------------
Statement of Operations
--------------------------------------------------------------------------------
In thousands
                                                                            Year
                                                                           Ended
                                                                        10/31/00
Investment Income (Loss)
Income
  Dividend (net of foreign taxes of $76)                               $    901
  Interest                                                                  443
  Securities lending                                                         13
                                                                       ---------
  Total income                                                            1,357
                                                                       ---------

Expenses
  Investment management                                                     660
  Shareholder servicing                                                     285
  Custody and accounting                                                    164
  Registration                                                               40
  Legal and audit                                                            28
  Prospectus and shareholder reports                                         21
  Directors                                                                   7
  Miscellaneous                                                               4
                                                                       ---------
  Total expenses                                                          1,209
                                                                       ---------
Net investment income (loss)                                                148
                                                                       ---------
Realized and Unrealized Gain (Loss)

Net realized gain (loss)
  Securities                                                              6,057
  Futures                                                                   (41)
  Foreign currency transactions                                             (86)
                                                                       ---------
  Net realized gain (loss)                                                 5,930
                                                                       ---------
Change in net unrealized gain or loss

  Securities                                                              2,051
  Futures                                                                  (136)
  Other assets and liabilities
  denominated in foreign currencies                                         (17)
                                                                       ---------
  Change in net unrealized gain or loss                                   1,898
                                                                       ---------
Net realized and unrealized gain (loss)                                   7,828
                                                                       ---------
INCREASE (DECREASE) IN NET
ASSETS FROM OPERATIONS                                                 $  7,976
                                                                       ---------


The accompanying notes are an integral these financial part of statements.

T. ROWE PRICE GLOBAL STOCK FUND
--------------------------------------------------------------------------------

----------------------------------
Statement of Changes in Net Assets
--------------------------------------------------------------------------------
In thousands
                                                             Year
                                                            Ended
                                                         10/31/00      10/31/99
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)                           $      148     $     233
Net realized gain (loss)                                    5,930         2,327
Change in net unrealized gain or loss                       1,898         9,348
                                                       ------------------------
Increase (decrease) in net assets from operations           7,976        11,908
                                                       ------------------------

Distributions to shareholders
Net investment income                                       (282)          (317)
Net realized gain                                         (2,300)        (1,428)
                                                       ------------------------
Decrease in net assets from distributions                 (2,582)        (1,745)
                                                       ------------------------

Capital share transactions *
Shares sold                                                82,378        36,916
Distributions reinvested                                    2,529         1,702
Shares redeemed                                          (56,679)       (19,060)
                                                       ------------------------

Increase (decrease) in net assets from capital
share transactions                                         28,228        19,558
                                                       ------------------------

Net Assets
Increase (decrease) during period                          33,622        29,721
Beginning of period                                        73,837        44,116

End of period                                          $  107,459     $  73,837
                                                       =========================
* Share information
Shares sold                                                 4,464         2,373
Distributions reinvested                                      146           120
Shares redeemed                                           (3,056)        (1,233)
                                                       ------------------------
Increase (decrease) in shares outstanding                   1,554         1,260


The accompanying notes are an integral part of these financial statements.

T. ROWE PRICE GLOBAL STOCK FUND
--------------------------------------------------------------------------------
                                                                October 31, 2000

-----------------------------
NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES

T. Rowe Price International Funds, Inc. (the corporation) is registered under the Investment Company Act of 1940. The Global Stock Fund (the fund), a diversified, open-end management investment company, is one of the portfolios established by the corporation, and commenced operations on December 29, 1995. The fund seeks long-term growth of capital through investments primarily in the common stocks of established companies throughout the world, including the U.S.

The accompanying financial statements were prepared in accordance with generally accepted accounting principles, which require the use of estimates made by fund management.

Valuation   Equity securities are valued at the last quoted sales price at the time the valuations are made. A security that is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for such security.

Investments in mutual funds are valued at the closing net asset value per share of the mutual fund on the day of valuation. Financial futures contracts are valued at closing settlement prices.

Assets and liabilities for which the above valuation procedures are inappropriate or are deemed not to reflect fair value are stated at fair value as determined in good faith by or under the supervision of the officers of the fund, as authorized by the Board of Directors.

Currency Translation   Assets and liabilities denominated in foreign currencies
are translated into U.S. dollar values each day at the prevailing exchange rate, using the mean of the bid and offer prices of such currencies against U.S. dollars quoted by a major bank. Purchases and sales of securities and income and expenses are translated into U.S. dollars at the prevailing exchange rate on the dates of such transactions. The effect of changes in foreign exchange rates on realized and unrealized security gains and losses is reflected as a component of such gains and losses.

Other   Income and expenses are recorded on the accrual basis. Investment transactions are accounted for on the trade date. Realized gains and losses are reported on the identified cost basis. Dividend income and distributions to shareholders are recorded by the fund on the ex-dividend date. Income and

T. ROWE PRICE GLOBAL STOCK FUND
--------------------------------------------------------------------------------


capital gain distributions are determined in accordance with federal income tax regulations and may differ from net investment income and realized gains determined in accordance with generally accepted accounting principles. Credits earned on daily uninvested cash balances at the custodian are used to reduce the fund's custody charges. Payments ("variation margin") made or received by the fund to settle the daily fluctuations in the value of futures contracts are recorded as unrealized gains or losses until the contracts are closed. Unrealized gains and losses on futures contracts are included in Change in net unrealized gain or loss in the accompanying financial statements.


NOTE 2 - INVESTMENT TRANSACTIONS

Consistent with its investment objective, the fund engages in the following practices to manage exposure to certain risks or enhance performance. The investment objective, policies, program, and risk factors of the fund are described more fully in the fund's prospectus and Statement of Additional Information.

Futures Contracts   At October 31, 2000, the fund was a party to futures
contracts, which provide for the future sale by one party and purchase by another of a specified amount of a specific financial instrument at an agreed upon price, date, time, and place. Risks arise from possible illiquidity of the futures market and from movements in security values and currency values.

Securities Lending   The fund lends its securities to approved brokers to earn
additional income and receives cash and U.S. government securities as collateral against the loans. Cash collateral received is invested in a money market pooled account by the fund's lending agent. Collateral is maintained over the life of the loan in an amount not less than 100% of the value of loaned securities. Although risk is mitigated by the collateral, the fund could experience a delay in recovering its securities and a possible loss of income or value if the borrower fails to return them. At October 31, 2000, the value of loaned securities was $1,801,000; aggregate collateral consisted of $1,832,000 in the securities lending collateral pool.

Other   Purchases and sales of portfolio securities, other than short-term securities, aggregated $84,961,000 and $66,326,000, respectively, for the year ended October 31, 2000.

T. ROWE PRICE GLOBAL STOCK FUND
--------------------------------------------------------------------------------


NOTE 3 - FEDERAL INCOME TAXES

No provision for federal income taxes is required since the fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income.

In order for the fund's capital accounts and distributions to shareholders to reflect the tax character of certain transactions, the following reclassifications were made during the year ended October 31, 2000. The reclassifications relate primarily to a tax practice that treats a portion of the proceeds from each redemption of capital shares as a distribution of taxable net investment income and/or realized capital gain. The results of operations and net assets were not affected by the increases/(decreases) to these accounts.

--------------------------------------------------------------------------------
Undistributed net investment income                                $    (14,000)
Undistributed net realized gain                                      (1,207,000)
Paid-in-capital                                                       1,221,000

At October 31, 2000, the cost of investments for federal income tax purposes was substantially the same as for financial reporting and totaled $89,978,000. Net unrealized gain aggregated $15,989,000 at period-end, of which $20,159,000 related to appreciated investments and $4,170,000 to depreciated investments.


NOTE 4 - FOREIGN TAXES

The fund is subject to foreign income taxes imposed by certain countries in which it invests. Foreign income taxes are accrued by the fund as a reduction of dividend and interest income.


NOTE 5 - RELATED PARTY TRANSACTIONS

The fund is managed by T. Rowe Price International, Inc. (the manager), a wholly owned subsidiary of T. Rowe Price Associates, Inc. (Price Associates). The investment management agreement between the fund and the manager provides for an annual investment management fee, of which $61,000 was payable at October 31, 2000. The fee is computed daily and paid monthly, and consists of an individual fund fee equal to 0.35% of average daily net assets and a group fee. The group fee is based on the combined assets of certain mutual

T. ROWE PRICE GLOBAL STOCK FUND
--------------------------------------------------------------------------------

funds sponsored by the manager or Price Associates (the group). The group fee rate ranges from 0.48% for the first $1 billion of assets to 0.295% for assets in excess of $120 billion. At October 31, 2000, and for the year then ended, the effective annual group fee rate was 0.32%. The fund pays a pro-rata share of the group fee based on the ratio of its net assets to those of the group.

Under the terms of the investment management agreement, the manager is required to bear any expenses through October 31, 2001, which would cause the fund's ratio of total expenses to average net assets to exceed 1.20%. Thereafter, through October 31, 2003, the fund is required to reimburse the manager for these expenses, provided that average net assets have grown or expenses have declined sufficiently to allow reimbursement without causing the fund's ratio of total expenses to average net assets to exceed 1.20%. Pursuant to this agreement, $12,000 of management fees were not accrued by the fund for the year ended October 31, 2000. Additionally, $305,000 of unaccrued management fees related to a previous expense limitation are subject to reimbursement through October 31, 2001.

In addition, the fund has entered into agreements with Price Associates and two wholly owned subsidiaries of Price Associates, pursuant to which the fund receives certain other services. Price Associates computes the daily share price and maintains the financial records of the fund. T. Rowe Price Services, Inc. is the fund's transfer and dividend disbursing agent and provides shareholder and administrative services to the fund. T. Rowe Price Retirement Plan Services, Inc. provides subaccounting and recordkeeping services for certain retirement accounts invested in the fund. The fund incurred expenses pursuant to these related party agreements totaling approximately $342,000 for the year ended October 31, 2000, of which $31,000 was payable at period-end.

The fund may invest in the Reserve Investment Fund and Government Reserve Investment Fund (collectively, the Reserve Funds), open-end management investment companies managed by Price Associates. The Reserve Funds are offered as cash management options only to mutual funds and other accounts managed by Price Associates or T. Rowe Price International, and are not available to the public. The Reserve Funds pay no investment management fees. Distributions from the Reserve Funds to the fund for the year ended October 31, 2000, totaled $436,000 and are reflected as interest income in the accompanying Statement of Operations.

During the year ended October 31, 2000, the fund, in the ordinary course of business, placed security purchase and sale orders aggregating $1,670,000 with certain affiliates of the manager and paid commissions of $2,000 related thereto.

29
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T. ROWE PRICE GLOBAL STOCK FUND
--------------------------------------------------------------------------------

---------------------------------
REPORT OF INDEPENDENT ACCOUNTANTS
--------------------------------------------------------------------------------

To the Board of Directors of T. Rowe Price International Funds, Inc. and Shareholders of Global Stock Fund

In our opinion, the accompanying statement of net assets and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Global Stock Fund (one of the portfolios comprising T. Rowe Price International Funds, Inc., hereafter referred to as the "Fund") at October 31, 2000, and the results of its operations, the changes in its net assets and the financial highlights for each of the fiscal periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2000 by correspondence with the custodian and broker, provide a reasonable basis for our opinion.




PricewaterhouseCoopers LLP

Baltimore, Maryland
November 17, 2000

T. ROWE PRICE GLOBAL STOCK FUND
--------------------------------------------------------------------------------

-----------------------------------------------------------
TAX INFORMATION (UNAUDITED) FOR THE TAX YEAR ENDED 10/31/00
--------------------------------------------------------------------------------

We are providing this information as required by the Internal Revenue Code. The amounts shown may differ from those elsewhere in this report because of differences between tax and financial reporting requirements.

The fund's distributions to shareholders included:

 .    $644,000 from short-term capital gains,

 .    $2,869,000 from long-term capital gains subject to the 20% rate gains category.

For corporate shareholders, $282,000 of the fund's distributed income and short-term capital gains qualified for the dividends-received deduction.

The fund will pass through foreign source income of $608,000 and foreign taxes paid of $71,000

T. ROWE PRICE GLOBAL STOCK FUND
--------------------------------------------------------------------------------

----------------------
ANNUAL MEETING RESULTS
--------------------------------------------------------------------------------

The T. Rowe Price Global Stock Fund held an annual meeting on October 25, 2000, to approve a new investment management agreement, to elect directors, and to ratify the appointment of PricewaterhouseCoopers LLP as the fund's independent accountants. The results of voting were as follows, by number of shares:

For approval of a new investment
management agreement:

   In favor:             3,223,639.503
   Withheld:                45,212.284
   Abstained:              116,138.415

Total:                   3,384,990.202

For nominees to the Board of
Directors of the Global Stock
Fund:

M. David Testa
   In favor:             3,276,667.161
   Withheld:               108,323.041

Total:                   3,384,990.202

Martin G. Wade
   In favor:             3,275,720.942
   Withheld:               109,269.260

Total:                   3,384,990.202

Anthony W. Deering
   In favor:             3,723,012.641
   Withheld:               111,977.561

Total:                   3,384,990.202

Donald W. Dick Jr.
   In favor:             3,274,706.095
   Withheld:               110,284.107

Total:                   3,384,990.202

Paul M. Wythes
   In favor:             3,270,050.345
   Withheld:               114,939.857

Total:                   3,384,990.202

To ratify the appointment of
PricewaterhouseCoopers LLP as
Independent accountants:

   In favor:             3,251,865.727
   Withheld:                22,843.725
   Abstained:              110,280.750

Total:                   3,384,990.202

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T. ROWE PRICE SHAREHOLDER SERVICES
--------------------------------------------------------------------------------


INVESTMENT SERVICES AND INFORMATION


KNOWLEDGEABLE SERVICE REPRESENTATIVES

By Phone 1-800-225-5132 Available Monday through Friday from 8 a.m. to 10 p.m. ET and weekends from 8:30 a.m. to 5 p.m. ET.

In Person Available in T. Rowe Price Investor Centers.

ACCOUNT SERVICES

Checking Available on most fixed-income funds ($500 minimum).

Automatic Investing From your bank account or paycheck.

Automatic Withdrawal Scheduled, automatic redemptions.

Distribution Options Reinvest all, some, or none of your distributions.

Automated 24-Hour Services Including Tele*Access(R)and the T. Rowe Price Web site on the Internet. Address: www.troweprice.com.

BROKERAGE SERVICES*

Individual Investments Stocks, bonds, options, precious metals, and other securities at a savings over full-service commission rates.**

INVESTMENT INFORMATION

Combined Statement Overview of all your accounts with T. Rowe Price.

Shareholder Reports Fund managers' reviews of their strategies and results.

T. Rowe Price Report Quarterly investment newsletter discussing markets and financial strategies.

Performance Update Quarterly review of all T. Rowe Price fund results.

Insights Educational reports on investment strategies and financial markets.

Investment Guides Asset Mix Worksheet, College Planning Kit, Diversifying
Overseas: A Guide to International Investing, Personal Strategy Planner, Retirees Financial Guide, and Retirement Planning Kit.

* T. Rowe Price Brokerage is a division of T. Rowe Price Investment Services, Inc., Member NASD/SIPC.

** Based on a July 2000 survey for representative-assisted stock trades. Services vary by firm, and commissions may vary depending on size of order.

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

For fund and account information
or to conduct transactions,
24 hours, 7 days a week
By touch-tone telephone
Tele*Access 1-800-638-2587
By Account Access on the Internet
www.troweprice.com/access

For assistance
with your existing
fund account, call:
Shareholder Service Center
1-800-225-5132

To open a brokerage account
or obtain information, call:
1-800-638-5660

For the hearing impaired, call:
1-800-367-0763

Internet address: www.troweprice.com

Plan Account Lines for retirement
plan participants:

The appropriate 800 number appears
on your retirement account statement.

T. Rowe Price Associates
100 East Pratt Street
Baltimore, Maryland 21202

This report is authorized for distribution only to shareholders and to others who have received a copy of the prospectus appropriate to the fund or funds covered in this report.

Walk-In Investor Centers:
For directions, call 1-800-225-5132
or visit our Web site.

Baltimore Area
Downtown - new address
105 East Lombard Street
Owings Mills
Three Financial Center
4515 Painters Mill Road

Boston Area
386 Washington Street Wellesley

Colorado Springs
2260 Briargate Parkway

Los Angeles Area
Warner Center
21800 Oxnard Street, Suite 270
Woodland Hills

San Francisco Area
1990 North California Boulevard
Suite 100
Walnut Creek

Tampa
4200 West Cypress Street
10th Floor

Washington, D.C.
900 17th Street N.W.
Farragut Square


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T. Rowe Price Investment Services, Inc., Distributor.           F04-050 10/31/00